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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-15807


                                 SELECTED FUNDS
                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                      SELECTED CAPITAL PRESERVATION TRUST.

                        SUPPLEMENT DATED OCTOBER 10, 2000
                                       TO
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2000


The following information supplements and should be read in conjunction with the Statement of Additional Information.


NOTICE OF SPECIAL MEETING

TO ALL SHAREHOLDERS OF SELECTED FUNDS: Notice is hereby given that a special meeting of shareholders of Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust will be held at 3480 East Britannia Drive, Tucson, Arizona 85706, on December 1, 2000, beginning at 12 p.m. Pacific Time for the following purposes:

1. To elect directors to hold office until their successors are duly elected and qualified;

2.  To re-approve the advisory and sub-advisory agreements;

3. To eliminate, reclassify or amend certain fundamental investment policies and restrictions; and

4.  To ratify the selection of KPMG LLP as independent accountants.

The close of business on September 8, 2000, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.


A proxy statement is available upon request which explains each of the proposals in detail.


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